UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 2004



                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E
            ---------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                        III-D:  0-18936           III-D 73-1357374
   Oklahoma             III-E:  0-19010           III-E 73-1367188
---------------         ---------------         --------------------
(State or other            (Commission            (I.R.S. Employer
jurisdiction of             File No.)             Identification No.)
incorporation)



   Two West Second Street, Tulsa, Oklahoma              74103
   ------------------------------------------------------------
   (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:(918) 583-1791


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [  ]  Written communications pursuant to Rule 425 under the
            Securities  Act  (17 CFR 230.425)
      [  ]  Soliciting material pursuant to Rule 14a-12 under the
            Exchange   Act  (17  CFR 240.14a-12)
      [  ]  Pre-commencement  communications  pursuant to Rule 14d- 2(b) under the Exchange Act (17 CRF 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CRF 240.13e-4(c))

The  undersigned   registrant  hereby  amends  the  following  items,  financial statements and exhibits of its Current Report on Form 8-K dated May 12, 2004, as set forth in the pages attached hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

            (B)   Unaudited Pro Forma Financial Statements

                  (1)  Pro Forma Balance Sheet as of March 31, 2004.
                  (2) Pro Forma Statement of Operations for the three months ended March 31, 2004.
                  (3) Pro Forma Statement of Operations for the year ended December 31, 2003.
                  (4) Pro Forma Statement of Operations for the year ended December 31, 2002.
                  (5) Pro Forma Statement of Operations for the year ended December 31, 2001.

ITEM 7.  UNAUDITED FINANCIAL STATEMENTS AND EXHIBITS

           (b)   Pro Forma Financial Information


UNAUDITED PRO FORMA FINANCIAL DATA
----------------------------------

The following unaudited pro forma balance sheet as of March 31, 2004, unaudited pro forma statements of operations for the three months ended March 31, 2004, and the unaudited pro forma statements of operations for the years ended December 31, 2003, 2002 and 2001 give effect to the divestiture of the Jay-Little Escambia Creek Field Unit ("Jay Field") properties located in Santa Rosa County, Florida described in the 8-K dated May 12, 2004. The unaudited pro forma balance sheet is presented as if the divestiture had occurred on March 31, 2004. The unaudited pro forma statements of operations are presented as if the divestiture had occurred on January 1, 2001. The unaudited pro forma financial data is based on assumptions and includes adjustments as explained in the notes to the unaudited pro forma financial statements. The actual recording of the transactions could differ.


                             GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D
                                    UNAUDITED PRO FORMA BALANCE SHEET
                                             MARCH 31, 2004

                                                 ASSETS


                                                            Sale of       Pro Forma
                                         Historical         Jay Field     Adjustments       Pro Forma
                                                            (Note 1)        (Note 2)
                                         ----------        ----------     -----------      -----------

CURRENT ASSETS:
   Cash and cash equivalents             $  456,579         $      -         $88,586        $  545,165
   Accounts receivable:
      Oil and gas sales                     390,521        (  79,571)              -           310,950
   Assets held for sale                     290,059        ( 290,059)              -                 -
                                         ----------         --------         -------        ----------
Total current assets                     $1,137,159        ($369,630)        $88,586        $  856,115

NET OIL AND GAS PROPERTIES,
   Utilizing the successful
   efforts method                           643,971                -               -           643,971

DEFERRED CHARGE                               9,952                -               -             9,952
                                         ----------         --------         -------        ----------
                                         $1,791,082        ($369,630)        $88,586        $1,510,038
                                         ==========         ========         =======        ==========




                             GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D
                                    UNAUDITED PRO FORMA BALANCE SHEET
                                             MARCH 31, 2004

                               LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

                                                            Sale of       Pro Forma
                                         Historical        Jay Field      Adjustments       Pro Forma
                                                            (Note 1)       (Note 2)
                                         ----------        ----------     -----------      -----------
CURRENT LIABILITIES:
   Accounts payable                      $  128,013        ($ 63,321)        $     -        $   64,692
   Gas imbalance payable                      5,189                -               -             5,189
   Asset retirement obligation -
      current                                 9,829                -               -             9,829
   Asset retirement obligation -
      asset held for sale                   212,827        ( 212,827)              -                 -
                                         ----------         --------         -------        ----------
Total current liabilities                $  355,858        ($276,148)        $     -        $   79,710


LONG-TERM LIABILITIES:
   Accrued liability                     $  247,304         $      -         $     -        $  247,304
   Asset retirement
      obligation                             95,193                -               -            95,193
                                         ----------         --------         -------        ----------
Total long-term liabilities              $  342,497         $      -         $     -        $  342,497

PARTNERS' CAPITAL (DEFICIT):
   General Partner                      ($   45,768)       ($  9,348)        $ 8,859       ($   46,257)
   Limited Partners, issued
      and outstanding,
      131,008 units                       1,138,495        (  84,134)         79,727         1,134,088
                                         ----------         --------         -------        ----------
Total Partners' capital                  $1,092,727        ($ 93,482)        $88,586        $1,087,831
                                         ----------         --------         -------        ----------
                                         $1,791,082        ($369,630)        $88,586        $1,510,038
                                         ==========         ========         =======        ==========


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004


                                                   Sale of
                                  Historical      Jay Field     Pro Forma
                                                   (Note 1)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                  $503,917      $      -       $503,917
  Interest income                         448             -            448
  Gain on sale of oil and
    gas properties                         19             -             19
                                     --------      --------       --------
                                     $504,384      $      -       $504,384

EXPENSES:
  Lease operating                    $ 79,102      $      -       $ 79,102
  Production tax                       36,072             -         36,072
  Depreciation, depletion,
    and amortization of oil
    and gas properties                 23,436             -         23,436
  General and administrative           41,968             -         41,968
                                     --------      --------       --------
                                     $180,578      $      -       $180,578
                                     --------      --------       --------
INCOME FROM CONTINUING
  OPERATIONS                         $323,806      $      -       $323,806
                                     ========      ========       ========
GENERAL PARTNER - NET
 INCOME FROM CONTINUING
 OPERATIONS                          $ 34,445      $      -       $ 34,445
                                     ========      ========       ========
LIMITED PARTNERS - NET
 INCOME FROM CONTINUING
 OPERATIONS                          $289,361      $      -       $289,361
                                     ========      ========       ========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit                $   2.21      $      -       $   2.21
                                     ========      ========       ========
UNITS OUTSTANDING                     131,008       131,008        131,008
                                     ========      ========       ========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                   Sale of
                                   Historical     Jay Field     Pro Forma
                                                   (Note 2)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $2,513,778     ($399,182)    $2,114,596
  Interest income                       2,723             -          2,723
  Gain on sale of oil and
    gas properties                     10,701             -         10,701
                                   ----------      --------     ----------
                                   $2,527,202     ($399,182)    $2,128,020

EXPENSES:
  Lease operating                  $  612,216     ($231,165)    $  381,051
  Production tax                      178,557     (  31,178)       147,379
  Depreciation, depletion,
    and amortization of oil
    and gas properties                122,507     (  25,483)        97,024
  General and administrative          167,388             -        167,388
                                   ----------      --------     ----------
                                   $1,080,668     ($287,826)    $  792,842
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,446,534     ($111,356)    $1,335,178
                                   ==========      ========     ==========
GENERAL PARTNER - NET
 INCOME FROM CONTINUING
 OPERATIONS                        $  155,407     ($ 13,429)    $  141,978
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
 INCOME FROM CONTINUING
 OPERATIONS                        $1,291,127     ($ 97,927)    $1,193,200
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
 OPERATIONS per Unit               $     9.86     ($    .75)    $     9.11
                                   ==========      ========     ==========
UNITS OUTSTANDING                     131,008       131,008        131,008
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002


                                                   Sale of
                                   Historical     Jay Field     Pro Forma
                                                   (Note 2)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $1,976,714     ($353,220)    $1,623,494
  Interest income                       1,879             -          1,879
  Gain on sale of oil and
    gas properties                     15,250             -         15,250
                                   ----------      --------     ----------
                                   $1,993,843     ($353,220)    $1,640,623

EXPENSES:
  Lease operating                  $  739,840     ($294,962)    $  444,878
  Production tax                      141,082     (  25,846)       115,236
  Depreciation, depletion,
    and amortization of oil
    and gas properties                149,360     (  10,035)       139,325
  General and administrative          164,911             -        164,911
                                   ----------      --------     ----------
                                   $1,195,193     ($330,843)    $  864,350
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $  798,650     ($ 22,377)    $  776,273
                                   ==========      ========     ==========
GENERAL PARTNER - NET
 INCOME FROM CONTINUING
 OPERATIONS                        $   93,120     ($  3,141)    $   89,979
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
 INCOME FROM CONTINUING
 OPERATIONS                        $  705,530     ($ 19,236)    $  686,294
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
 OPERATIONS per Unit               $     5.39     ($    .15)    $     5.24
                                   ==========      ========     ==========
UNITS OUTSTANDING                     131,008       131,008        131,008
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                   Sale of
                                   Historical     Jay Field     Pro Forma
                                                   (Note 2)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $2,912,359     ($487,869)    $2,424,490
  Interest income                      20,356             -         20,356
  Gain on sale of oil and
    gas properties                      7,258             -          7,258
                                   ----------      --------     ----------
                                   $2,939,973     ($487,869)    $2,452,104

EXPENSES:
  Lease operating                  $  715,289     ($257,042)    $  458,247
  Production tax                      199,382     (  31,925)       167,457
  Depreciation, depletion,
    and amortization of oil
    and gas properties                125,449     (   3,799)       121,650
  General and administrative          162,783             -        162,783
                                   ----------      --------     ----------
                                   $1,202,903     ($292,766)    $  910,137
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,737,070     ($195,103)    $1,541,967
                                   ==========      ========     ==========
GENERAL PARTNER - NET
 INCOME FROM CONTINUING
 OPERATIONS                        $  107,057     ($ 13,217)    $   93,840
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
 INCOME FROM CONTINUING
 OPERATIONS                        $1,630,013     ($181,886)    $1,448,127
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
 OPERATIONS per Unit               $    12.44     ($   1.39)    $    11.05
                                   ==========      ========     ==========
UNITS OUTSTANDING                     131,008       131,008        131,008
                                   ==========      ========     ==========


                             GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E
                                    UNAUDITED PRO FORMA BALANCE SHEET
                                             MARCH 31, 2004

                                                 ASSETS


                                                           Sale of         Pro Forma
                                         Historical        Jay Field       Adjustments      Pro Forma
                                                           (Note 1)          (Note 2)
                                         ----------      ------------      -----------     -----------
CURRENT ASSETS:
   Cash and cash equivalents             $1,313,796       $        -         $632,221       $1,946,017
   Accounts receivable:
      Oil and gas sales                   1,260,062      (   567,629)               -          692,433
   Assets held for sale                   2,110,025      ( 2,110,025)               -                -
                                         ----------       ----------         --------       ----------
Total current assets                     $4,683,883      ($2,677,654)        $632,221       $2,638,450

NET OIL AND GAS PROPERTIES,
   Utilizing the successful
   efforts method                         1,873,272                -                -        1,873,272

DEFERRED CHARGE                              49,696                -                -           49,696
                                         ----------       ----------         --------       ----------
                                         $6,606,851      ($2,677,654)        $632,221       $4,561,418
                                         ==========       ==========         ========       ==========




                             GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E
                                    UNAUDITED PRO FORMA BALANCE SHEET
                                             MARCH 31, 2004

                               LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

                                                            Sale of       Pro Forma
                                         Historical        Jay Field      Adjustments       Pro Forma
                                                            (Note 1)     (Note 2)
                                         ----------        ----------     -----------      -----------
CURRENT LIABILITIES:
   Accounts payable                      $  596,465      ($  451,900)        $      -       $  144,565
   Gas imbalance payable                      2,736                -                -            2,736
   Asset retirement obligation -
      current                                18,205                -                -           18,205
   Asset retirement obligation -
      asset held for sale                 1,573,603      ( 1,573,603)               -                -
                                         ----------       ----------         --------       ----------
Total current liabilities                $2,191,009      ($2,025,503)        $      -       $  165,506


LONG-TERM LIABILITIES:
   Accrued liability                     $  342,831       $        -         $      -       $  342,831
   Asset retirement
      obligation                            197,899                -                -          197,899
                                         ----------       ----------         --------       ----------
Total long-term liabilities              $  540,730       $        -         $      -       $  540,730

PARTNERS' CAPITAL (DEFICIT):
   General Partner                      ($  179,786)     ($   65,215)        $ 63,222      ($  181,779)
   Limited Partners, issued
      and outstanding,
      418,266 units                       4,054,898      (   586,936)         568,999        4,036,961
                                         ----------       ----------         --------       ----------
Total Partners' capital                  $3,875,112      ($  652,151)        $632,221       $3,855,182
                                         ----------       ----------         --------       ----------
                                         $6,606,851      ($2,677,654)        $632,221       $4,561,418
                                         ==========       ==========         ========       ==========


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004


                                                   Sale of
                                   Historical     Jay Field     Pro Forma
                                                   (Note 1)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $1,136,092      $      -     $1,136,092
  Interest income                       1,470             -          1,470
                                   ----------      --------     ----------
                                   $1,137,562      $      -     $1,137,562

EXPENSES:
  Lease operating                  $  234,805      $      -     $  234,805
  Production tax                       76,386             -         76,386
  Depreciation, depletion,
    and amortization of oil
    and gas properties                 34,788             -         34,788
  General and administrative          123,032             -        123,032
                                   ----------      --------     ----------
                                   $  469,011      $      -     $  469,011
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $  668,551      $      -     $  668,551
                                   ==========      ========     ==========
GENERAL PARTNER - NET
 INCOME FROM CONTINUING
 OPERATIONS                        $   69,839      $      -     $   69,839
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
 INCOME FROM CONTINUING
 OPERATIONS                        $  598,712      $      -     $  598,712
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
 OPERATIONS per Unit               $     1.43      $      -     $     1.43
                                   ==========      ========     ==========
UNITS OUTSTANDING                     418,266       418,266        418,266
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                  Sale of
                                 Historical      Jay Field       Pro Forma
                                                  (Note 2)
                                 ----------     -----------     ----------

REVENUES:
  Oil and gas sales              $7,321,216     ($2,848,673)    $4,472,543
  Interest income                     5,786               -          5,786
  Gain on sale of oil and
    gas properties                   76,301               -         76,301
                                 ----------      ----------     ----------
                                 $7,403,303     ($2,848,673)    $4,554,630

EXPENSES:
  Lease operating                $2,697,234     ($1,649,756)    $1,047,478
  Production tax                    500,810     (   222,493)       278,317
  Depreciation, depletion,
    and amortization of oil
    and gas properties              412,149     (   190,968)       221,181
  General and administrative        487,927               -        487,927
                                 ----------      ----------     ----------
                                 $4,098,120     ($2,063,217)    $2,034,903
                                 ----------      ----------     ----------
INCOME FROM CONTINUING
  OPERATIONS                     $3,305,183     ($  785,456)    $2,519,727
                                 ==========      ==========     ==========
GENERAL PARTNER - NET
 INCOME FROM CONTINUING
 OPERATIONS                      $  367,033     ($   95,733)    $  271,300
                                 ==========      ==========     ==========
LIMITED PARTNERS - NET
 INCOME FROM CONTINUING
 OPERATIONS                      $2,938,150     ($  689,723)    $2,248,427
                                 ==========      ==========     ==========
NET INCOME FROM CONTINUING
 OPERATIONS per Unit             $     7.02     ($     1.64)    $     5.38
                                 ==========      ==========     ==========
UNITS OUTSTANDING                   418,266         418,266        418,266
                                 ==========      ==========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002


                                                  Sale of
                                 Historical      Jay Field      Pro Forma
                                                  (Note 2)
                                 ----------     -----------     ----------

REVENUES:
  Oil and gas sales              $5,376,000     ($2,516,918)    $2,859,082
  Interest income                     2,779               -          2,779
                                 ----------      ----------     ----------
                                 $5,378,779     ($2,516,918)    $2,861,861

EXPENSES:
  Lease operating                $3,228,739     ($2,105,562)    $1,123,177
  Production tax                    345,919     (   184,209)       161,710
  Depreciation, depletion,
    and amortization of oil
    and gas properties              392,936     (    78,103)       314,833
  General and administrative        484,967               -        484,967
                                 ----------      ----------     ----------
                                 $4,452,561     ($2,367,874)    $2,084,687
                                 ----------      ----------     ----------
INCOME FROM CONTINUING
  OPERATIONS                     $  926,218     ($  149,044)    $  777,174
                                 ==========      ==========     ==========
GENERAL PARTNER - NET
 INCOME FROM CONTINUING
 OPERATIONS                      $  127,708     ($   21,934)    $  105,774
                                 ==========      ==========     ==========
LIMITED PARTNERS - NET
 INCOME FROM CONTINUING
 OPERATIONS                      $  798,510     ($  127,110)    $  671,400
                                 ==========      ==========     ==========
NET INCOME FROM CONTINUING
 OPERATIONS per Unit             $     1.91     ($      .30)    $     1.61
                                 ==========      ==========     ==========
UNITS OUTSTANDING                   418,266         418,266        418,266
                                 ==========      ==========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                  Sale of
                                 Historical      Jay Field      Pro Forma
                                                  (Note 2)
                                 ----------     -----------     ----------

REVENUES:
  Oil and gas sales              $8,238,544     ($3,485,685)    $4,752,859
  Interest income                    53,027               -         53,027
  Gain on sale of oil and
    gas properties                   55,511               -         55,511
                                 ----------      ----------     ----------
                                 $8,347,082     ($3,485,685)    $4,861,397

EXPENSES:
  Lease operating                $2,974,088     ($1,947,051)    $1,027,037
  Production tax                    537,153     (   228,096)       309,057
  Depreciation, depletion,
    and amortization of oil
    and gas properties              350,179     (    27,096)       323,083
  General and administrative        479,763              -         479,763
                                 ----------      ----------     ----------
                                 $4,341,183     ($2,202,243)    $2,138,940
                                 ----------      ----------     ----------
INCOME FROM CONTINUING
  OPERATIONS                     $4,005,899     ($1,283,442)    $2,722,457
                                 ==========      ==========     ==========
GENERAL PARTNER - NET
 INCOME FROM CONTINUING
 OPERATIONS                      $  261,289     ($   89,058)    $  172,231
                                 ==========      ==========     ==========
LIMITED PARTNERS - NET
 INCOME FROM CONTINUING
 OPERATIONS                      $3,744,610     ($1,194,384)    $2,550,226
                                 ==========      ==========     ==========
NET INCOME FROM CONTINUING
 OPERATIONS per Unit             $     8.95     ($     2.85)    $     6.10
                                 ==========      ==========     ==========
UNITS OUTSTANDING                   418,266         418,266        418,266
                                 ==========      ==========     ==========

                 NOTES TO THE UNAUDITED PRO FORMA BALANCE SHEET


The Unaudited Pro Forma Balance Sheet is presented as if the divestiture had occurred on March 31, 2004.


     (Note 1) To reduce current assets and liabilities for Jay Field assets and liabilities sold.

     (Note 2) To  adjust cash  and cash equivalents to reflect sales proceeds of
              $88,856 and $632,221, respectively, for the III-D and III-E Partnerships. The non-recurring gain on sale of $11,354 and $95,799, respectively, for the III-D and III-E Partnerships has been reflected in the unaudited pro forma balance sheet and will be reflected in the historical financial statements when the transaction is consummated.

            NOTES TO THE UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS


The Unaudited Pro Forma Statements of Operations are presented as if the divestiture had occurred on January 1, 2001.

      (Note 1) The Jay Field sale was accounted for as a discontinued operation in the Form 10-Q for the three months ended March 31, 2004. Therefore, there are no adjustments to income from continuing operations for the three months ended March 31, 2004.

      (Note 2) To adjust oil and gas production revenues, lease operating and production taxes, and depreciation, depletion and amortization as if the divestiture had occurred on January 1, 2001.

                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E



Date:  July 13, 2004                  By:      /s/ Dennis R. Neill
                                          -----------------------------
                                           (Signature)
                                           Dennis R. Neill
                                           President

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